Item 27. Exhibit (p) i.

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Roger W. Crandall, Director, President, and Chief Executive Officer of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Michael J. O’Connor, General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, Jaime Genua, Head of Legal of MassMutual, and Gary F. Murtagh, Head of Insurance Product & Operations Law of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, President, and Chief Executive Officer, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 333-202684, 333-203063, 811-08619, 333-255824
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 333-206438, 333-215823, 333-229670, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 9th day of April, 2025, in the City of Boston, Commonwealth of Massachusetts.

/s/ Roger W. Crandall
Roger W. Crandall,
Director, President and Chief Executive Officer

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Kathleen A. Corbet, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Michael J. O’Connor, General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, Jaime Genua, Head of Legal of MassMutual, and Gary F. Murtagh, Head of Insurance Product & Operations Law of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in her capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 333-202684, 333-203063, 811-08619, 333-255824
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 333-206438, 333-215823, 333-229670, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set her hand this 9th day of April, 2025, in the City of Boston, Commonwealth of Massachusetts.

/s/ Kathleen A. Corbet
Kathleen A. Corbet, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, James H. DeGraffenreidt, Jr., Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Michael J. O’Connor, General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, Jaime Genua, Head of Legal of MassMutual, and Gary F. Murtagh, Head of Insurance Product & Operations Law of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 333-202684, 333-203063, 811-08619, 333-255824
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 333-206438, 333-215823, 333-229670, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 9th day of April, 2025, in the City of Boston, Commonwealth of Massachusetts.

/s/ James H. DeGraffenreidt
James H. DeGraffenreidt, Jr., Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Isabella D. Goren, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Michael J. O’Connor, General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, Jaime Genua, Head of Legal of MassMutual, and Gary F. Murtagh, Head of Insurance Product & Operations Law of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in her capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 333-202684, 333-203063, 811-08619, 333-255824
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 333-206438, 333-215823, 333-229670, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set her hand this 9th day of April, 2025, in the City of Boston, Commonwealth of Massachusetts.

/s/ Isabella D. Goren
Isabella D. Goren, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Bernard A. Harris, Jr., Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Michael J. O’Connor, General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, Jaime Genua, Head of Legal of MassMutual, and Gary F. Murtagh, Head of Insurance Product & Operations Law of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 333-202684, 333-203063, 811-08619, 333-255824
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 333-206438, 333-215823, 333-229670, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 9th day of April, 2025, in the City of Boston, Commonwealth of Massachusetts.

/s/ Bernard A. Harris, Jr.
Bernard A. Harris, Jr., Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Michelle K. Lee, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Michael J. O’Connor, General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, Jaime Genua, Head of Legal of MassMutual, and Gary F. Murtagh, Head of Insurance Product & Operations Law of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in her capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 333-202684, 333-203063, 811-08619, 333-255824
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 333-206438, 333-215823, 333-229670, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set her hand this 9th day of April, 2025, in the City of Boston, Commonwealth of Massachusetts.

/s/ Michelle K. Lee
Michelle K. Lee, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Jeffrey M. Leiden, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Michael J. O’Connor, General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, Jaime Genua, Head of Legal of MassMutual, and Gary F. Murtagh, Head of Insurance Product & Operations Law of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 333-202684, 333-203063, 811-08619, 333-255824
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 333-206438, 333-215823, 333-229670, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 9th day of April, 2025, in the City of Boston, Commonwealth of Massachusetts.

/s/ Jeffrey M. Leiden
Jeffrey M. Leiden, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Laura J. Sen, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Michael J. O’Connor, General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, Jaime Genua, Head of Legal of MassMutual, and Gary F. Murtagh, Head of Insurance Product & Operations Law of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in her capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 333-202684, 333-203063, 811-08619, 333-255824
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 333-206438, 333-215823, 333-229670, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set her hand this 9th day of April, 2025, in the City of Boston, Commonwealth of Massachusetts.

/s/ Laura J. Sen
Laura J. Sen, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, William T. Spitz, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Michael J. O’Connor, General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, Jaime Genua, Head of Legal of MassMutual, and Gary F. Murtagh, Head of Insurance Product & Operations Law of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 333-202684, 333-203063, 811-08619, 333-255824
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 333-206438, 333-215823, 333-229670, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 9th day of April, 2025, in the City of Boston, Commonwealth of Massachusetts.

/s/ William T. Spitz
William T. Spitz, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, H. Todd Stitzer, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Michael J. O’Connor, General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, Jaime Genua, Head of Legal of MassMutual, and Gary F. Murtagh, Head of Insurance Product & Operations Law of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 333-202684, 333-203063, 811-08619, 333-255824
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 333-206438, 333-215823, 333-229670, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 9th day of April, 2025, in the City of Boston, Commonwealth of Massachusetts.

/s/ H. Todd Stitzer
H. Todd Stitzer, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Mary Jane Fortin, Chief Financial Officer of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Michael J. O’Connor, General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, Jaime Genua, Head of Legal of MassMutual, and Gary F. Murtagh, Head of Insurance Product & Operations Law of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in her capacity as Chief Financial Officer, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 333-202684, 333-203063, 811-08619, 333-255824
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 333-206438, 333-215823, 333-229670, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set her hand this 9th day of April, 2025, in the City of Boston, Commonwealth of Massachusetts.

/s/ Mary Jane Fortin
Mary Jane Fortin, Chief Financial Officer

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Keith McDonagh, Senior Vice President and Corporate Controller of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Michael J. O’Connor, General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, Jaime Genua, Head of Legal of MassMutual, and Gary F. Murtagh, Head of Insurance Product & Operations Law of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Corporate Controller, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 333-202684, 333-203063, 811-08619, 333-255824
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 333-206438, 333-215823, 333-229670, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 9th day of April, 2025, in the City of Boston, Commonwealth of Massachusetts.

/s/ Keith McDonagh
Keith McDonagh, Senior Vice President and Corporate Controller

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Amy M. Stepnowski, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Michael J. O’Connor, General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, Jaime Genua, Head of Legal of MassMutual, and Gary F. Murtagh, Head of Insurance Product & Operations Law of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in her capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 333-202684, 333-203063, 811-08619, 333-255824
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 333-206438, 333-215823, 333-229670, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set her hand this 9th day of April, 2025, in the City of Boston, Commonwealth of Massachusetts.

/s/ Amy M. Stepnowski
Amy M. Stepnowski, Director